MIMEDX Announces Record Second Quarter 2025 Operating and Financial Results Highest Quarterly Net Sales in MIMEDX History Second Quarter Net Sales of $99 million Grew 13% Year-Over-Year Second Quarter GAAP Net Income and Diluted Earnings Per Share were $10 Million and $0.06, Respectively Second Quarter Adjusted EBITDA was $24 Million, or 25% of Net Sales Raises 2025 Net Sales Growth Expectations Management to Host Conference Call Today, July 30, 2025, at 4:30 PM ET MARIETTA, Ga., July 30, 2025 -- Mimed Group, Inc. (Nasdaq: MDXG) (“MIMEDX” or the “Company”), today announced operating and financial results for the second quarter 2025. Joseph H. Capper, MIMEDX Chief Executive Officer, commented, "We are proud to report on the Company's outstanding second quarter 2025 results, which included top-line net sales growth of 13%. This performance was driven by balanced, double-digit year-over-year growth from our Wound and Surgical franchises to produce our highest ever quarterly net sales. Additionally, our continued expense discipline and operational efficiency contributed to a record Adjusted EBITDA and a increase of $12 million for an ending cash balance of $119 million. Our commercial momentum gives us confidence that we will now be in a position to deliver net sales growth in the low double-digits for the full year." Mr. Capper continued, "Earlier this month, Centers for Medicare and Medicaid Services (“CMS”) introduced a sweeping proposal to overhaul reimbursement of skin substitutes next year in both the private office and hospital outpatient settings. We welcome and support reform in the category and look forward to engaging with CMS during the comment period to ensure the system brings rational behavior, drives enormous cost savings and prioritizes patient care." Second Quarter 2025 Results Discussion Net Sales MIMEDX reported net sales for the three months ended June 30, 2025, of $99 million, compared to $87 million for the three months ended June 30, 2024, an increase of 13%. The increase was primarily driven by Wound product sales growth of 12% compared to the prior year period, driven in part by sales of our newer products, CELERA™ and EMERGE™. Additionally, net sales of our Surgical products increased 15% compared to the prior year period, including double-digit growth of AMNIOFIX®, AMNIOEFFECT® and accelerating contributions from HELIOGEN™. Gross Profit and Margin Gross profit for the three months ended June 30, 2025, was $80 million, compared to $72 million the prior year period. Gross margin for the three months ended June 30, 2025 was 81%, compared to 83% in the prior year period. The year-over-year decrease in gross margin was driven by production variances and product mix. Operating Expenses Selling, general and administrative ("SG&A") expenses for the three months ended June 30, 2025, were $64 million compared to $55 million for the three months ended June 30, 2024. The increase in SG&A was driven primarily by year-over-year increases in commissions due to greater sales and higher sales costs as well as increased legal expenses. Research and development ("R&D") expenses for the three months ended June 30, 2025 and 2024, were $3 million. R&D spend in the quarter was driven, in part, by the randomized controlled trial for EPIEFFECT® and ongoing investments in the development of future products in our pipeline. Net Income Net income for the three months ended June 30, 2025 was $10 million compared to $18 million for the three months ended June 30, 2024. Notably, the prior year period benefited from a one-time $9.3 million settlement benefit. Cash and Cash Equivalents As of June 30, 2025, the Company had $119 million of cash and cash equivalents compared to $104 million as of December 31, 2024. As of June 30, 2025, our cash position, net of debt on our balance sheet, was $100 million. Financial Outlook For 2025, MIMEDX now expects net sales growth to be in the low double-digits as a percentage compared to 2024. 2025 Adjusted EBITDA margin is expected to be above 20% on a full year basis. Longer-term, the Company continues to expect to achieve annual net sales growth in the low double- digits as a percentage with an adjusted EBITDA margin above 20%. Conference Call and Webcast

MIMEDX will host a conference call and webcast to review its second quarter 2025 results on Wednesday, July 30, 2025, beginning at 4:30 p.m., Eastern Time. The call can be accessed using the following information: Webcast: Click here U.S. Investors: 877-407-6184 International Investors: 201-389-0877 Conference ID: 13754722 A replay of the webcast will be available for approximately 30 days on the Company’s website at www.mimedx.com following the conclusion of the event. Important Cautionary Statement This press release includes forward-looking statements, including statements regarding (i) our 2025 and longer term financial goals and expectations for future financial results, including net sales growth and Adjusted EBITDA margin; and (ii) our expectations regarding regulatory actions. Additional forward- looking statements may be identified by words such as "believe," "expect," "may," "plan," “goal,” “outlook,” "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: (i) future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, the reimbursement environment and many other factors; (ii) the Company may change its plans due to unforeseen circumstances; (iii) the results of scientific research are uncertain and may have little or no value; (iv) our ability to sell our products in other countries depends on a number of factors including adequate levels of reimbursement, market acceptance of novel therapies, and our ability to build and manage a direct sales force or third party distribution relationship; (v) the effectiveness of amniotic tissue as a therapy for particular indications or conditions is the subject of further scientific and clinical studies; (vi) we may alter the timing and amount of planned expenditures for research and development based on regulatory developments; (vii) Medicare spending; and (viii) changes in the size of the addressable market for our products. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward-looking statement. About MIMEDX MIMEDX is a pioneer and leader focused on helping humans heal. With more than a decade of helping clinicians manage chronic and other hard-to-heal wounds, MIMEDX is dedicated to providing a leading portfolio of products for applications in the wound care, burn, and surgical sectors of healthcare. The Company’s vision is to be the leading global provider of healing solutions through relentless innovation to restore quality of life. For additional information, please visit www.mimedx.com. Contact: Matt Notarianni Investor Relations 470.304.7291 mnotarianni@mimedx.com Selected Unaudited Financial Information

MiMedx Group, Inc. Condensed Consolidated Balance Sheets (in thousands) Unaudited June 30, 2025 December 31, 2024 ASSETS Current assets: Cash and cash equivalents $ 118,869 $ 104,416 Accounts receivable, net 69,228 55,828 Inventory 24,890 23,807 Prepaid expenses 4,863 5,018 Other current assets 3,026 2,817 Total current assets 220,876 191,886 Property and equipment, net 5,390 5,944 Right of use asset 4,987 5,606 Deferred tax asset, net 27,397 28,306 Goodwill 19,441 19,441 Intangible assets, net 12,028 11,626 Other assets 990 $ 1,106 Total assets $ 291,109 $ 263,915 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Current portion of long term debt 1,250 1,000 Accounts payable 8,499 7,409 Accrued compensation 22,025 23,667 Accrued expenses 15,105 9,012 Other current liabilities 3,411 4,507 Total current liabilities 50,290 45,595 Long term debt, net 17,211 17,830 Other liabilities 6,984 7,383 Total liabilities $ 74,485 $ 70,808 Total stockholders' equity 216,624 193,107 Total liabilities and stockholders’ equity $ 291,109 $ 263,915

MiMedx Group, Inc. Condensed Consolidated Statements of Operations (in thousands, except share and per share amounts) Unaudited Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Net sales $ 98,605 $ 87,207 $ 186,810 $ 171,915 Cost of sales 18,681 14,855 35,239 27,841 Gross profit 79,924 72,352 151,571 144,074 Operating expenses: Selling, general and administrative 64,151 55,401 124,120 110,530 Research and development 3,303 3,012 6,632 5,852 Investigation, restatement and related — (9,701) — (9,390) Amortization of intangible assets 100 190 199 379 Impairment of intangible assets — — — 54 Operating income 12,370 23,450 20,620 36,649 Other expense, net Interest income (expense), net 738 3 1,244 (1,687) Other expense, net (101) (237) (247) (336) Income from continuing operations before income tax 13,007 23,216 21,617 34,626 Income tax provision (3,389) (5,595) (4,978) (7,944) Net income from continuing operations 9,618 17,621 16,639 26,682 Income from discontinued operations, net of tax — 4 — 204 Net income $ 9,618 $ 17,625 $ 16,639 $ 26,886 Basic net income per common share: Continuing operations $ 0.07 $ 0.12 $ 0.11 $ 0.18 Discontinued operations — 0.00 — 0.00 Basic net income per common share $ 0.07 $ 0.12 $ 0.11 $ 0.18 Diluted net income per common share: Continuing operations $ 0.06 $ 0.12 $ 0.11 $ 0.18 Discontinued operations — 0.00 — 0.00 Diluted net income per common share $ 0.06 $ 0.12 $ 0.11 $ 0.18 Weighted average common shares outstanding - basic 147,761,332 147,326,273 147,518,179 147,033,879 Weighted average common shares outstanding - diluted 149,317,281 148,897,920 149,529,544 149,211,012

MiMedx Group, Inc. Condensed Consolidated Statements of Cash Flows (in thousands) Unaudited Six Months Ended June 30, 2025 2024 Net cash flows provided by operating activities from continuing operations 19,718 28,722 Net cash flows used in operating activities of discontinued operations — (930) Net cash flows provided by operating activities $ 19,718 $ 27,792 Net cash flows used in investing activities (1,293) (6,929) Net cash flows used in financing activities (3,972) (33,826) Net change in cash $ 14,453 $ (12,963) Reconciliation of Non-GAAP Measures In addition to our GAAP results, we provide certain non-GAAP measures including Adjusted EBITDA and related margins, Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income, and Adjusted Earnings Per Share ("Adjusted EPS"). We believe that the presentation of these measures provides important supplemental information to management and investors regarding our performance. These measures are not a substitute for GAAP measures. Company management uses these non-GAAP measures as aids in monitoring our ongoing financial performance from quarter-to-quarter and year-to- year on a regular basis and for benchmarking against comparable companies. These non-GAAP financial measures reflect the exclusion of the following items: • Share-based compensation expense - expense recognized related to awards to employees and our board of directors issued pursuant to our share-based compensation plans. This expense is reflected amongst cost of sales, research and development expense, and selling, general, and administrative expense in the unaudited condensed consolidated statements of operations. • Impairment of intangible assets - reflects the impairment of intangibles. This expense is reflected in the line of the same name in our unaudited condensed consolidated statements of operations. • Strategic legal and regulatory expenses - relates to litigation and regulatory expenses deemed strategically important to our operations. Litigation expenses incurred relate to suits filed against former employees and their employers for violation of non-compete and non-solicitation agreements and certain patent infringement matters. Regulatory expenses relate to legal fees incurred stemming from action taken against the United States Food & Drug Administration ("FDA") surrounding the designation of one of our products.

• Loss on extinguishment of debt - reflects the excess of cash paid to extinguish debt over the carrying value of the debt on our balance sheet upon the repayment and termination of a loan agreement. Amounts in this line reflect (i) prepayment premium paid and (ii) write-offs of unamortized original issue discount and deferred financing costs. These expenses are reflected as a component of interest income (expense), net in our unaudited condensed consolidated statements of operations. • Expenses related to the disbanding of Regenerative Medicine - incremental expenses recognized or incurred directly as a result of our announcement to disband our Regenerative Medicine segment. These expenses ceased in Q3 2024. • Amortization of acquired intangible assets - reflects amortization expense recognized solely related to assets which were acquired as part of a transaction. These expenses are reflected in cost of sales in our consolidated statements of operations. • Reorganization expense - expenses incurred toward the realignment of our operating strategy. These expenses primarily relate to severance expenses related to certain executive leaders. These expenses are reflected as a component of selling, general, and administrative expense in the unaudited condensed consolidated statements of operations. • Investigation, restatement and related benefit - expenses incurred toward the legal defense of the Company and advanced on behalf of former officers and directors, net of negotiated reductions and settlements of amounts previously advanced, related to certain legal matters. This expense is reflected in the line of the same name in our unaudited condensed consolidated statements of operations. • Income Tax Adjustment - for purposes of calculating Adjusted Net Income and Adjusted Earnings Per Share, reflects our expectation of a long-term effective tax rate, which is normalized and balance sheet-agnostic. Actual tax expense will be based on GAAP earnings, and may differ from the expected long-term effective tax rate due to a variety of factors, including the tax treatment of various transactions included in GAAP net income and other reconciling items that are excluded in determining Adjusted Net Income and Adjusted EPS. The actual long-term normalized effective tax rate was 25% for each of the quarters and year-to-date periods ended June 30, 2025 and 2024.

Adjusted EBITDA and Adjusted EBITDA margin Adjusted EBITDA consists of GAAP net income excluding (i) depreciation expense, (ii) amortization of intangible assets, (iii) interest (income) expense, net, (iv) income tax provision, (v) share-based compensation, (vi) investigation, restatement and related expenses, (vii) impairment of intangible assets, (viii) transaction-related expenses, (ix) strategic legal and regulatory expenses, (x) expenses related to disbanding of Regenerative Medicine Business Unit, and (xi) reorganization expenses. Please refer to the tables at the beginning of this press release for reconciliation to GAAP net income. Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Net Income $ 9,618 $ 17,625 $ 16,639 $ 26,886 Non-GAAP Adjustments: Depreciation expense 563 577 1120 1,135 Amortization of intangible assets 2,606 572 5,252 761 Interest (income) expense, net (738) (3) (1,244) 1,687 Income tax provision 3,389 5,595 4,978 7,944 Share-based compensation 4,754 4,091 9,014 8,431 Investigation, restatement and related benefit — (9,701) — (9,390) Impairment of intangible assets — — — 54 Transaction related expenses 633 484 640 556 Strategic legal and regulatory expenses 2,530 581 4,175 631 Expenses related to disbanding of Regenerative Medicine Business Unit — (4) — (204) Reorganization expenses 826 — 826 — Adjusted EBITDA 24,181 19,817 41,400 38,491 Adjusted EBITDA margin 24.5% 22.7% 22.2% 22.4 % Adjusted Net Income Adjusted Net Income provides a view of our operating performance, exclusive of certain items which are non-recurring or not reflective of our core operations. Adjusted Net Income is defined as GAAP net income plus (i) loss on extinguishment of debt, (ii) investigation restatement and related benefit, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) strategic legal and regulatory expenses, (vi) transaction-related expenses, (vii) expenses related to disbanding of our Regenerative Medicine business unit, (viii) reorganization expenses, and (ix) the long-term effective income tax rate adjustment.

A reconciliation of GAAP net income to Adjusted Net Income appears in the table below (in thousands): Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Net income $ 9,618 $ 17,625 $ 16,639 $ 26,886 Loss on extinguishment of debt — — — 1,401 Investigation, restatement and related benefit — (9,701) — (9,390) Impairment of intangible assets — — — 54 Amortization of acquired intangible assets 2,506 382 5,053 382 Strategic legal and regulatory expenses 2,530 581 4,175 631 Transaction related expenses 633 484 640 556 Expenses related to disbanding of Regenerative Medicine Business Unit — (4) — (204) Reorganization expenses 826 — 826 — Long-term effective income tax rate adjustment (1,487) 1,855 (3,100) 879 Adjusted net income $ 14,626 $ 11,222 $ 24,233 $ 21,195 A reconciliation of various line items included in our GAAP unaudited condensed consolidated statements of operations to Adjusted Net Income for the three months ended June 30, 2025 and 2024 are presented in the tables below (in thousands): Three Months Ended June 30, 2025 Gross Profit Selling, General & Administrative Expense Research and Development Expense Net Income Reported GAAP Measure $ 79,924 $ 64,151 $ 3,303 $ 9,618 Amortization of acquired intangible assets 2,506 — — 2,506 Strategic legal and regulatory expenses — (2,530) — 2,530 Transaction related expenses — (565) — 633 Reorganization expenses — (826) — 826 Long-term effective income tax rate adjustment — — — (1,487) Non-GAAP Measure $ 82,430 $ 60,230 $ 3,303 $ 14,626 Gross Profit Margin 81.1 % Gross Profit Margin, as adjusted 83.6%

Three months ended June 30, 2024 Gross Profit Selling, General & Administrative Expense Research and Development Expense Net Income Reported GAAP Measure $ 72,352 $ 55,401 $ 3,012 $ 17,625 Investigation, restatement and related expenses — — — (9,701) Amortization of acquired intangible assets 382 — — 382 Transaction related expenses — (414) — 484 Strategic legal and regulatory expenses — (581) — 581 Expenses related to disbanding of Regenerative Medicine Business Unit — — — (4) Long-term effective income tax rate adjustment — — — 1,855 Non-GAAP Measure $ 72,734 $ 54,406 $ 3,012 $ 11,222 Gross Profit Margin 83.0 % Gross Profit Margin, as adjusted 83.4 % Six Months Ended June 30, 2025 Gross Profit Selling, General & Administrative Expense Research and Development Expense Net Income Reported GAAP Measure 151,571 124,120 6,632 $ 16,639 Amortization of acquired intangible assets 5,053 — — 5,053 Strategic legal and regulatory expenses — (4,175) — 4,175 Transaction related expenses — (565) — 640 Reorganization expenses (826) 826 Long-term effective income tax rate adjustment — — — (3,100) Non-GAAP Measure 156,624 $ 118,554 $ 6,632 $ 24,233 Gross Profit Margin 81.1 % Gross Profit Margin, as adjusted 83.8%

Six Months Ended June 30, 2024 Gross Profit Selling, General & Administrative Expense Research and Development Expense Net Income Reported GAAP Measure 144,074 110,530 5,852 $ 26,886 Loss on extinguishment of debt — — — 1,401 Investigation, restatement and related benefit — — — (9,390) Impairment of intangible assets — — — 54 Amortization of acquired intangibles 382 — — 382 Transaction related expenses — (486) — 556 Strategic legal and regulatory expenses — (631) — 631 Expenses related to disbanding of Regenerative Medicine Business Unit — — — (204) Long-term effective income tax rate adjustment — — — 879 Non-GAAP Measure $ 144,456 $ 109,413 $ 5,852 $ 21,195 Gross Profit Margin 83.8 % Gross Profit Margin, as adjusted 84.0 % Adjusted Earnings Per Share Adjusted Earnings Per Share is intended to provide a normalized view of earnings per share by removing items that may be irregular, one-time, or non-recurring from net income. This enables us to identify underlying trends in our business that could otherwise be masked by such items. Adjusted Earnings Per Share consists of GAAP diluted net income per common share including adjustments for (i) loss on extinguishment of debt, (ii) investigation restatement and related benefit, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) strategic legal and regulatory expenses, (vi) transaction-related expenses, (vii) expenses related to disbanding of our Regenerative Medicine business unit, (viii) reorganization expenses, and (ix) the long-term effective income tax rate adjustment. A reconciliation of GAAP diluted earnings per share to Adjusted Earnings Per Share appears in the table below (per diluted share):

Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 GAAP net income per common share - diluted 0.06 $ 0.12 0.11 $ 0.18 Loss on extinguishment of debt 0.00 0.00 0.00 0.01 Investigation, restatement and related benefit 0.00 (0.07) 0.00 (0.06) Amortization of acquired intangible assets 0.02 0.00 0.03 0.00 Transaction related expenses 0.00 0.01 0.00 0.00 Strategic legal and regulatory expenses 0.02 0.01 0.03 0.00 Reorganization expenses 0.01 0.00 0.01 0.00 Long-term effective income tax rate adjustment (0.01) 0.01 (0.02) 0.01 Adjusted Earnings Per Share $ 0.10 $ 0.08 $ 0.16 $ 0.14 Weighted average common shares outstanding - adjusted 149,317,281 148,897,920 149,529,544 149,211,012 Free Cash Flow Free Cash Flow is intended to provide a measure of our ability to generate cash in excess of capital investments. It provides management with a view of cash flows which can be used to finance operational and strategic investments. Free Cash Flow is defined as net cash provided by operating activities less capital expenditures, including purchases of equipment. A reconciliation of GAAP net cash flows provided by operating activities to Free Cash Flow appears in the table below (in thousands): Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Net cash flows provided by operating activities $ 14,419 $ 21,814 19,718 27,792 Capital expenditures, including purchases of equipment (179) (105) (556) (1,249) Free Cash Flow $ 14,240 $ 21,709 $ 19,162 $ 26,543 Net Sales by Product Category by Quarter Below is a summary of net sales by product category (in thousands): Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Wound $ 64,476 $ 57,547 $ 120,549 $ 114,595 Surgical 34,129 29,660 66,261 57,320 Net sales $ 98,605 $ 87,207 $ 186,810 $ 171,915